Exhibit 10.39
AMENDMENT NO. 6
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     THIS AMENDMENT NO. 6 to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered as of the 4th day of March, 2010, by and between Silicon Valley Bank (“Bank”) and Harmonic Inc., a Delaware corporation (“Borrower”) whose address is 549 Baltic Way, Sunnyvale, California 94089.
Recitals
     A. Bank and Borrower have entered into that Second Amended and Restated Loan and Security Agreement dated as of December 17, 2004, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 16, 2005, Amendment No. 2 to Second Amended and Restated Loan and Security Agreement dated as of December 15, 2006, Amendment No. 3 to Second Amended and Restated Loan and Security Agreement dated as of March 15, 2007, Amendment No. 4 to Second Amended and Restated Loan and Security Agreement dated as of March 12, 2008 and Amendment No. 5 to Second Amended and Restated Loan and Security Agreement dated as of March 4, 2009 (as may be further amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement to extend the maturity date and modify the financial covenant therein.
     D. Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
          1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
          2. Amendments to Loan Agreement.
               2.1 Section 6.7 (Financial Covenant). Section 6.7 is amended and restated in its entirety and replaced with the following:
               “6.7 Financial Covenant.
                    At all times, Borrower shall have unrestricted cash and cash equivalents (net of Credit Extensions) of not less than $35,000,000.”
               2.2 Section 13 (Definitions). The following term and its definition set forth in Section 13.1 is amended in its entirety and replaced with the following:
               ““Maturity Date” is March 2, 2011.”

               2.3 Exhibit C. Exhibit C to the Loan Agreement is replaced in its entirety by Exhibit C hereto.
          3. Limitation of Amendments.
               3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
               3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
          4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
               4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
               4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
               4.3 The organizational documents of Borrower delivered to Bank on December 17, 2004 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
               4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
               4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
               4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
               4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
          5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          6. Effectiveness. This Amendment shall be deemed effective as of March 3, 2010 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK			BORROWER

Silicon Valley Bank			Harmonic Inc.

By	/s/ Tom Smith		By	/s/ Patrick Harshman

	Name:	Tom Smith		Name:	Patrick Harshman
	Title:	Managing Director		Title:	President & CEO

EXHIBIT C
COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054

FROM:	HARMONIC INC. 549 Baltic Way Sunnyvale, CA 94089
     The undersigned authorized officer of Harmonic Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _________ with all required covenants, except as noted below, and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The undersigned officer certifies that such documents were prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next, except as explained in an accompanying letter or footnotes. The undersigned officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
     Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Compliance certificate	Quarterly within 45 days, except together with report on Form 10-K following Q4	Yes	No

Quarterly financial statements	Quarterly within 45 days	Yes	No

Annual financial statements (Audited)	FYE within 120 days	Yes	No

Financial Covenant	Required	Actual	Complies
Maintain at all times:

Unrestricted cash and cash equivalents	$35,000,000		Yes	No

Comments Regarding Exceptions: See Attached.
Sincerely,
HARMONIC INC.

Signature

Title

Date

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status:                   Yes     No